                                                                   Exhibit 10.14
                                                                   -------------

--------------------------------------------------------------------------------

                            STOCK PLEDGE AGREEMENT
                            ----------------------
                                  (DOMESTIC)


                          Dated as of April 25, 2000

                                    between


                            ARTHUR D. LITTLE, INC.

                                      and

                              CITICORP USA, INC.
                             (as Collateral Agent)

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
1.   Pledge of Stock, etc.................................................    2
     1.1  Pledge of Stock.................................................    2
     1.2  Additional Stock................................................    2
     1.3  Pledge of Cash Collateral Account...............................    2

2.   Definitions..........................................................    2

3.   Security for Obligations.............................................    3

4.   Liquidation, Recapitalization, etc...................................    4
     4.1  Distributions Paid to Collateral Agent..........................    4
     4.2  Cash Collateral Account.........................................    4
     4.3  Company's Rights to Cash Collateral, etc........................    4

5.   Warranty of Title: Authority.........................................    4

6.   Dividends, Voting. etc., Prior to Maturity...........................    5

7.   Remedies.............................................................    5
     7.1  In General......................................................    5
     7.2  Sale of Stock Collateral........................................    6
     7.3  Registration of Stock...........................................    7
     7.4  Private Sales...................................................    7
     7.5  Company's Agreements, etc.......................................    8

8.   Release of Pledged Stock and Stock Collateral........................    8

9.   Marshalling..........................................................    8

10.    Company's Obligations Not Affected.................................    9

11.    Transfer, etc., by Company.........................................    9

12.    Further Assurances.................................................    9

13.    Collateral Agent's Exoneration.....................................    9

14.    Indemnity and Expenses.............................................   10

15.    No Waiver, etc.....................................................   10

                                      (i)

                                                                     Page
                                                                     ----
16.  Notice.......................................................... 10

17.  Termination..................................................... 11

18.  Overdue Amounts................................................. 11

19.  Governing Law; Consent to Jurisdiction.......................... 11

20.  Waiver of Jury Trial............................................ 11

21.  Miscellaneous................................................... 12

                                      (ii)

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     This STOCK PLEDGE AGREEMENT ("Agreement") is made as of April 25, 2000, by and between Arthur D. Little, Inc., a Massachusetts corporation (the "Company"), and Citicorp USA, Inc., as collateral agent under a certain Intercreditor and Collateral Agency Agreement dated as of April 25, 2000 (as may be amended, the "Intercreditor Agreement") (hereinafter, in such capacity, the "Collateral Agent") for Citibank, N.A., as agent (the "Bank Agent") and The Chase Manhattan Bank (along with Citibank N.A., when acting in its individual capacity and the Bank Agent hereinafter, collectively, the "Banks"), said Banks being parties to a certain Amended and Restated Credit Agreement dated as of April 25, 2000 (the "Credit Agreement"), and also as Collateral Agent on behalf of the holders identified on Schedule 1 and the other holders from time to time (the
              ----------
"Noteholders") of notes (the "Notes") issued pursuant to that certain Amended and Restated Note Purchase Agreement dated as of April 25, 2000 ("Note Purchase Agreement"), among the Noteholders and the Company.

     WHEREAS, the Company is the direct legal and beneficial owner of (a) forty-five percent (45%) of the issued and outstanding shares of each class of the capital stock of EPYX Corporation, a Delaware corporation ("EPYX") and (b) all of the issued and outstanding shares of each class of the capital stock of each of the other corporations described on Annex A; and
                                       -------

     WHEREAS, the Company is in default with respect to certain covenants contained in those certain Note Purchase Agreements dated as of December 17, 1996, between the Company and each of the Noteholders (collectively, the "Existing Note Purchase Agreement"); and

     WHEREAS, the Company and Arthur D. Little International, Inc., a Massachusetts corporation ("ADLI"), are in default with respect to certain covenants contained in that certain Credit Agreement dated as of June 22, 1998, among the Company, ADLI, the Bank Agent and the Banks (the "Existing Credit Agreement," and collectively with the Existing Note Purchase Agreement, the "Existing Agreements"); and

     WHEREAS, it is a condition precedent to the waiver of the existing defaults by the Noteholders and Banks (collectively referred to herein as the "Pledge Beneficiaries") under the Existing Agreements that the Company execute and deliver to the Collateral Agent, for the benefit of the Pledge Beneficiaries, a pledge agreement in substantially the form hereof; and

     WHEREAS, the Pledge Beneficiaries and the Collateral Agent have entered into the Intercreditor Agreement; and

     WHEREAS, the Company wishes to grant security interests in favor of the Collateral Agent, for the benefit of the Pledge Beneficiaries, as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Pledge of Stock, etc.
          --------------------

          1.1  Pledge of Stock.  The Company hereby pledges, assigns, grants a
               ---------------
security interest in, and delivers to the Collateral Agent, for the benefit of the Pledge Beneficiaries, (i) 45% of all of the shares of the capital stock of EPYX, (ii) all of the shares of capital stock of each of the subsidiaries listed on Annex A hereto (individually referred to herein as a "Pledged Subsidiary" and
   -------
collectively as the "Pledged Subsidiaries") of every class, as more fully described on such Annex A, and (iii) subject to Section 6 hereof all proceeds,
                  -------
dividends, distributions and other income attributable thereto to be held by the Collateral Agent, for the benefit of the Pledge Beneficiaries, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Collateral Agent.

          1.2  Additional Stock.  In case the Company shall acquire any
               ----------------
additional shares of the capital stock of EPYX or any Pledged Subsidiary or corporation which is the successor of EPYX or any Pledged Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of EPYX or any Pledged Subsidiary, by purchase, stock dividend, stock split or otherwise, such additional shares shall automatically become subject to the lien created by this agreement, and the Company shall forthwith deliver to and pledge such shares or other securities to the Collateral Agent, for the benefit of the Pledge Beneficiaries under this Agreement and shall deliver to the Collateral Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Company in blank. The Company agrees that the Collateral Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Collateral Agent hereunder.

          1.3  Pledge of Cash Collateral Account.  The Company also hereby
               ---------------------------------
pledges, assigns, grants a security interest in, and delivers to the Collateral Agent, for the benefit of the Pledge Beneficiaries, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

     2.   Definitions.  All capitalized terms used herein and not elsewhere
          -----------
defined shall have the following meanings:

          Business Day.  Any day other than a Saturday, a Sunday or a day on
          ------------
which commercial banks in New York, New York are required or authorized to be closed.

          Cash Collateral.  See (S)4.
          ---------------

          Cash Collateral Account. See (S)4.
          -----------------------

          Default.  An event or condition the occurrence or existence of which
          -------
would, with the lapse of time or the giving of notice or both, become an Event of Default.

          DeNora.  DeNora Fuel Cells S.p.A., a company organized under the laws
          ------
of Italy.

          EPYX.  EPYX Corporation, a Delaware corporation (to be renamed Nuvera
          ----
Corporation).

          EPYX Agreements.  Collectively, (i) The Investment and Exchange
          ---------------
Agreement dated as of April 4, 2000, by and among DeNora, DeNora New Energy Investments, B.V., a company established under the laws of The Netherlands, the Company and EPYX and (ii) the Investment Agreement dated as of March 30, 2000, by and among Amerada Hess Corporation, a Delaware corporation, the Company and EPYX.

          Event of Default.  An Event of Default as defined in either the Note
          ----------------
Purchase Agreement or the Credit Agreement.

          Pledged Subsidiaries.  The corporations listed on Annex A hereto
          --------------------
(other than EPYX).

          Secured Obligations.  See (S)3.
          -------------------

          Stock.  Includes all the shares of stock described in Annex A attached
          -----
hereto and any additional, shares of stock at the time pledged with the Collateral Agent hereunder, except for those shares that have been released pursuant to (S)8.

          Stock Collateral.  The property at any time pledged to the Collateral
          ----------------
Agent hereunder (whether described herein or not) and all income therefrom, including dividends, increases therein and proceeds thereof, including without limitation any sums included in Cash Collateral, excluding, however, (i) any income, increases or proceeds received by the Company to the extent expressly permitted by (S)6 and (ii) property or any income, increases or proceeds related thereto that have been released pursuant to (S)8.

          Time Deposits.  See (S)4.
          -------------

          UCC.  The Uniform Commercial Code as in effect from time to time in
          ---
the State of New York.

     3.   Security for Obligations.  This Agreement and the security interest
          ------------------------
granted hereunder are made with, and granted to, the Collateral Agent for the benefit of the Pledge Beneficiaries as security for the payment and performance in full of all (i) the Company's obligations under the Notes and the Note Purchase Agreement (the "Senior Note Indebtedness"), and (ii) the obligations of the Company and ADLI under the Credit Agreement and notes and any other documents executed in connection therewith (the "Bank Lender Indebtedness" and, together with the Senior Note Indebtedness, the "Secured Obligations").

     4.   Liquidation, Recapitalization, etc.
          ----------------------------------

          4.1  Distributions Paid to Collateral Agent. Any sums or other
               --------------------------------------
property paid or distributed upon or with respect to any of the Stock, whether by dividend, redemption, stock split or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in
(S)6, be paid over and delivered to the Collateral Agent to be held by the Collateral Agent, for the benefit of the Pledge Beneficiaries, as security for the payment and performance in full of all of the Secured Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Collateral Agent, for the benefit of the Pledge Beneficiaries, to be held by it as security for the Secured Obligations. Except to the limited extent provided in (S)6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Collateral Agent, be held in trust for the Collateral Agent, for the benefit of the Pledge Beneficiaries, as security for the payment and performance in full of all of the Secured Obligations.

          4.2  Cash Collateral Account.  All sums of money that are delivered to
               -----------------------
the Collateral Agent pursuant to this (S)4 shall be deposited into an interest-bearing account with the Collateral Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Collateral Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Collateral Agent after consultation with the Company, provided, that, in each such case, arrangements satisfactory to the
         --------
Collateral Agent are made and are in place to perfect and to insure the first priority of the Collateral Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

          4.3  Company's Rights to Cash Collateral, etc.  Except as otherwise
               ----------------------------------------
expressly provided in (S)17, the Company shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Collateral Agent to part with the Collateral Agent's possession of any instruments or other writings evidencing any Time Deposits.

     5.   Warranty of Title:  Authority.  The Company hereby represents and
          -----------------------------
warrants that: (i) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except as contemplated by the EPYX Agreements and the pledge and security interest created by this Agreement, (ii) all of the Stock described in (S)1 is validly issued, fully paid and non-assessable, (iii) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iv) the information set forth in Annex A
                                                                       -------
hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Pledge Beneficiaries and security interest of the Collateral Agent, for the benefit of the Pledge Beneficiaries, in such Stock against the claims and demands of all other persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Collateral Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Pledge Beneficiaries.

     6.   Dividends, Voting. etc., Prior to Maturity.  So long as no Event of
          ------------------------------------------
Default shall exist, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall
                                           --------  -------
be cast, or consent, waiver or ratification given, by the Company if the effect thereof would in the reasonable judgment of the Collateral Agent impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Note Purchase Agreement, the Intercreditor Agreement or any document executed in connection therewith. All such rights of the Company to receive cash dividends shall cease in case an Event of Default shall exist. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Collateral Agent's option, as evidenced by the Collateral Agent's notifying the Company of such election, cease in case an Event of Default shall exist.

     7.   Remedies.
          --------

          7.1  In General.  If an Event of Default shall exist, the Collateral
               ----------
Agent shall have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Collateral Agent deems expedient:

               (a) if the Collateral Agent so elects and gives notice of such election to the Company, the Collateral Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Collateral Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

               (b) the Collateral Agent may demand, sue for, collect or make any compromise or settlement the Collateral Agent deems suitable in respect of any Stock Collateral;

               (c) the Collateral Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Collateral Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

               (d) the Collateral Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

               (e) the Collateral Agent may set off against the Secured Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Collateral Agent.

          7.2  Sale of Stock Collateral.  In the event of any disposition of the
               ------------------------
Stock Collateral as provided in clause (c) of (S)7.1, the Collateral Agent shall give to the Company at least ten Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten Business Days prior written notice of such sale or sales shall be reasonable notice. The Collateral Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Collateral Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Collateral Agent in attempting to collect the Secured Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Secured Obligations in the order set forth in the Intercreditor Agreement. Only after such applications, and after payment by the Collateral Agent of any amount required by (S)9-504(l)(c) of the UCC, need the Collateral Agent account to the Company for any surplus. To the extent that any of the Secured Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the UCC.

          7.3  Registration of Stock.  If the Collateral Agent shall determine
               ---------------------
to exercise its right to sell any or all of the Stock pursuant to this (S)7, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the reasonable opinion of the Collateral Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement becomes effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11 (a) of the Securities Act.

          7.4  Private Sales.  The Company recognizes that the Collateral Agent
               -------------
may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Collateral Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Collateral Agent, are necessary or advisable, an in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.5  Company's Agreements, etc.  The Company further agrees to do or
               -------------------------
cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this (S)7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this (S)7 will cause irreparable injury to the Collateral Agent and the Pledge Beneficiaries, that the Collateral Agent and the Pledge Beneficiaries have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this (S)7 shall be specifically enforceable against the Company by the Collateral Agent and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     8.   Release of Pledged Stock and Stock Collateral.
          ---------------------------------------------

     The Collateral Agent shall release from the lien created by this Agreement shares of the stock of EPYX purchased from time to time by DeNora and any other equity investor in, or strategic partner of, EPYX upon receipt of satisfactory evidence of payment of the purchase price therefor and compliance with the provisions of the Credit Agreement and Note Purchase Agreement relating thereto. After any such release the Collateral Agent shall deliver to the Company the stock certificate held by it against tender by the Company of a new, duly executed stock certificate evidencing the number of shares of EPYX remaining subject to the pledge of this Agreement, and Annex A shall be amended to reflect such release and exchange of certificates.

     9.   Marshalling.  Neither the Collateral Agent nor any Pledge Beneficiary
          -----------
shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Collateral Agent's rights hereunder and of the Pledge Beneficiaries in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

     10.  Company's Obligations Not Affected.  The obligations of the Company
          ----------------------------------
hereunder shall remain in full, force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Collateral Agent or the Pledge Beneficiaries of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Agreement); (ii) any amendment to or modification of the Credit Agreement, the Note Purchase Agreement, the Intercreditor Agreement, or any document executed in connection therewith; or (iii) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Secured Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing.

     11.  Transfer, etc., by Company.  Without the prior written consent of the
          --------------------------
Collateral Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for (i) the pledge thereof and security interest therein provided for in this Agreement and (ii) the transactions contemplated by
(S)8 hereof.

     12.  Further Assurances.  The Company will do all such acts, and will
          ------------------
furnish to the Collateral Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Collateral Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Collateral Agent and Pledge Beneficiaries hereunder, all without any cost or expense to the Collateral Agent or Pledge Beneficiaries. If the Collateral Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Collateral Agent as a financing statement in any recording office in any jurisdiction.

     13.  Collateral Agent's Exoneration.  Under no circumstances shall the
          ------------------------------
Collateral Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature, other than to exercise reasonable care in the physical custody of the Stock Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Stock Collateral in its possession if such Stock Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any Pledge Beneficiary shall be required to take any action of any kind to collect, preserve or protect its Or the Company's rights in the Stock Collateral or against other parties thereto. The Collateral Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Secured Obligations.

     14.  Indemnity and Expenses.  The Company (i) agrees to indemnify, defend,
          ----------------------
save and hold harmless the Collateral Agent and each Pledge Beneficiary and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct and (ii) will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents that the Collateral Agent may incur in connection with (a) the administration of this Agreement, (b) the custody preservation use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of the Company, (c) the exercise or enforcement of any of the rights of the Collateral Agent or the Pledge Beneficiaries hereunder or (d) the failure by the Company to perform or observe any of the provisions hereof.

     15.  No Waiver, etc.  Neither this Agreement nor any term hereof may be
          --------------
changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Collateral Agent, and the Company. No act, failure or delay by the Collateral Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Secured Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein, in the Credit Agreement or in the Note Purchase Agreement).

     16.  Notice.  All notices and communications provided for hereunder shall
          ------
be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                    (i) if to the Collateral Agent, to it or such nominee at the address set forth below, or at such other address as it or such nominee shall have specified to the Company in writing in accordance with this (S) 16,

                         Citicorp USA, Inc.
                         399 Park Avenue
                         New York, NY 10043
                         Attention: New York Region Department
                         Fax No.: (212) 793-0642

                    (ii) if to the Company, to the Company at its address set forth below, or at such other address as the Company shall have specified to the Collateral Agent in writing in accordance with this
          (S) 16,

                         Arthur D. Little, Inc.
                         Acorn Park
                         Cambridge MA 02140-2390
                         Attention: Chief Financial Officer
                         Fax No.: (617) 498-7117

     Notices under this (S)16 will be deemed given only when actually received.

     17.  Termination.  Upon final payment and performance in full of the
          -----------
Secured Obligations, this Agreement shall terminate and the Collateral Agent shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Collateral Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Collateral Agent hereunder.

     18.  Overdue Amounts.  Until paid, all amounts due and payable by the
          ---------------
Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of twelve percent (12%) per annum.

     19.  Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in (S)16 hereof. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20.  Waiver of Jury Trial.  THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL
          --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Collateral Agent, nor any Pledge Beneficiary, nor any representative, agent or attorney of the Collateral Agent or any Pledge Beneficiary has represented, expressly or otherwise, that the Collateral Agent or any Pledge Beneficiary would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement, the Note Purchase Agreement, the Intercreditor Agreement and all other documents executed in connection therewith, the Collateral Agent and the Pledge Beneficiaries are relying upon, among other things, the waivers and certifications contained in this (S)20.

     21.  Miscellaneous.  The headings of each section of this Agreement are for
          -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent, the Noteholders and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

                 [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, intending to be legally bound, the Company and the Agent have caused this Agreement to be executed as of the date first above written.

                              CITICORP USA, INC., as Agent


                              By:_______________________________
                                 Name:
                                 Title:


                              ARTHUR D. LITTLE, INC.



                              By:_______________________________
                                 John F. Burns
                                 Senior Vice President and CFO


     The undersigned Pledged Subsidiaries and EPYX hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of (S)(S)4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Company in carrying out such provisions.

                              ACORN PROPERTIES II, INC.
                              ACORN PROPERTIES III, INC.
                              ACORN PROPERTIES IV, INC.
                              ACORN PROPERTIES VI, INC.
                              ARTHUR D. LITTLE REAL ESTATE CORPORATION
                              G&W SOFTWARE, INC.


                              By:_______________________________
                                 John F. Burns
                                 President and Treasurer

                              ACORN PROFESSIONAL DEVELOPMENT, INC.
                              ADL NUTRACEUTICALS, INC.
                              ARTHUR D. LITTLE ENTERPRISES, INC.
                              ARTHUR D. LITTLE MANAGEMENT EDUCATION INSTITUTE,
                                INC.
                              ARTHUR D. LITTLE PROGRAM RESOURCES, INC.
                              EPYX CORPORATION
                              R. DIXON SPEAS ASSOCIATES, INC.


                              By:_________________________________________
                                 John F. Burns
                                 Treasurer


                              ARTHUR D. LITTLE INTERNATIONAL, INC.



                              By:_________________________________________
                                 John F. Burns
                                 Vice President


                              INNOVATION ASSOCIATES, INC.
                              PYXSYS CORPORATION



                              By:_________________________________________
                                 John F. Burns
                                 Vice President and Treasurer

                              ARTHUR D. LITTLE VALUATION, INC.



                              By:_________________________________________
                                 John F. Burns
                                 President


                              ADL EUROPE, INC.



                              By:_________________________________________
                                 Frederick T. McElligott
                                 Treasurer


                              ARTHUR D. LITTLE SECURITIES INVESTMENT, INC.



                              By:_________________________________________
                                 Frederick T. McElligott
                                 President and Treasurer

     The undersigned Pledged Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of (S(S) 4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Company in carrying out such provisions.

                              ARTHUR D. LITTLE INTERNATIONAL GMBH


                              By:_________________________________________
                                 Name:
                                 Title:

                     SCHEDULE 1 TO STOCK PLEDGE AGREEMENT
                     ------------------------------------

                                  NOTEHOLDERS
                                  -----------

Connecticut General Life Insurance Company

Connecticut General Life Insurance Company, on behalf of one or more separate accounts

Life Insurance Company of North America

ACE Property and Casualty Insurance Company

The Lincoln National Life Insurance Company

                       ANNEX A TO STOCK PLEDGE AGREEMENT
                       ---------------------------------

     None of the Pledged Subsidiaries has any authorized, issued or outstanding shares of capital stock of any class, or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class, except as otherwise stated in this Annex A.
                         -------

                                                                                                   Stock
                                                        Record          Class of   Number of    Certificate
                Issuer                                  Owner            Shares      Shares          No.
                ------                                  -----            ------      ------          ---
Acorn Professional Development, Inc.            Arthur D. Little, Inc.     Common        1,000        1
Acorn Properties II, Inc.                       Arthur D. Little, Inc.     Common          100        3
Acorn Properties III. Inc.                      Arthur D. Little. Inc.     Common           10        2
Acorn Properties IV, Inc.                       Arthur D. Little. Inc.     Common           10        2
Acorn Properties VI, Inc.                       Arthur D. Little, Inc.     Common          100        1
ADL Europe, Inc.                                Arthur D. Little, Inc.     Common          100        1
ADL Nutraceuticals, Inc.                        Arthur D. Little, Inc.     Common        1,000        1
Arthur D. Little Enterprises, Inc.              Arthur D. Little, Inc.     Common          100        1
Arthur D. Little International, Inc.            Arthur D. Little, Inc.     Common           10        1
Arthur D. little International, Inc.            Arthur D. Little, Inc.     Common        3,790        2
Arthur D. Little International, Inc.            Arthur D. Little, Inc.     Common          225        4
Arthur D. Little Management Education
   Institute, Inc.                              Arthur D. Little, Inc.     Common          100        1
Arthur D. Little Real Estate Corporation        Arthur D. Little, Inc.     Common        1,000        1
Arthur D. Little Real Estate Corporation        Arthur D. Little, Inc.     Common        1,000        2
Arthur D. Little Securities Investment, Inc.    Arthur D. Little, Inc.     Common          100        2
Arthur D. Little Valuation, Inc.                Arthur D. Little, Inc.     Common        2,500        1
EPYX Corporation                                Arthur D. Little, Inc.     Common      450,000        6
G&W Software, Inc.                              Arthur D. Little, Inc.     Common          100        1
Pyxsys Corporation                              Arthur D. Little, Inc.     Common        1,000        1
Innovation Associates, Inc.                     Arthur D. Little, Inc.     Common        1,000        1
Arthur D. Little Program Resources, Inc.        Arthur D. Little, Inc,     Common        1,000        1
R. Dixon Speas Associates, Inc.                 Arthur D. Little, Inc.     Common        1,000        1

                            DOMESTIC PLEDGED SHARES
                            -----------------------

                    -------------------------------------------------------
                    Acorn Professional Development, Inc.
                    -------------------------------------------------------
                    Acorn Properties II, Inc.
                    -------------------------------------------------------
                    Acorn Properties III, Inc.
                    -------------------------------------------------------
                    Acorn Properties IV, Inc.
                    -------------------------------------------------------
                    Acorn Properties VI, Inc.
                    -------------------------------------------------------
                    ADL Europe, Inc.
                    -------------------------------------------------------
                    ADL Nutraceuticals, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Enterprises, Inc.
                    -------------------------------------------------------
                    Arthur D. Little International, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Management Education Institute, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Real Estate Corporation
                    -------------------------------------------------------
                    Arthur D. Little Securities Investment, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Valuation, Inc.
                    -------------------------------------------------------
                    EPYX Corporation
                    -------------------------------------------------------
                    G & W Software, Inc.
                    -------------------------------------------------------
                    Pyxsys Corporation
                    -------------------------------------------------------
                    Arthur D. Little School of Management, Inc.
                    -------------------------------------------------------
                    Innovation Associates, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Program Resources, Inc.
                    -------------------------------------------------------
                    R. Dixon Speqs Associates, Inc.
                    -------------------------------------------------------
                    Acorn Insurance Company, Ltd.
                    -------------------------------------------------------
                    ADL Overseas, Inc.
                    -------------------------------------------------------
                    Arthur D. Little CIS, Inc.
                    -------------------------------------------------------
                    Arthur D. Little India, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Asia Pacific, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Korea, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Southeast Asia, Inc.
                    -------------------------------------------------------
                     c-quential, Inc.
                    -------------------------------------------------------
                    Arthur D. Little Ventures, LP.
                    -------------------------------------------------------

                    -------------------------------------------------------
                    Enterprise Computer, Inc.
                    -------------------------------------------------------
                    SRT, Inc.
                    -------------------------------------------------------
                    Enterprise Medical Technologies, Inc.
                    -------------------------------------------------------
                    Strategic Food Solutions LLC (formerly known as
                    TNO/ADL LLC)
                    -------------------------------------------------------